Summary Prospectus Supplement	February 19, 2021

Putnam VT Emerging Markets Equity Fund
Summary Prospectus dated April 30, 2020

Effective February 26, 2021, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio manager
Brian Freiwald, Portfolio Manager, portfolio manager of the fund since 2020

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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